UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under Rule 14a-12

TEGNA INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

Dear Colleague,

Congratulations on receiving 2022 Performance Stock Unit (PSU) and Restricted Stock Unit (RSU) Equity Awards. These awards recognize the important contributions you make in helping TEGNA reach our long-term goals and create value for our shareholders and all stakeholders.

PSU Award Details

•	The performance period commencement date is March 1, 2022.

•	The measurement period for the company performance is fiscal years 2022 and 2023.

•	The performance share payment date is March 1, 2025, or as soon as administratively practical thereafter, but in all instances within the first two weeks of March 2025.

RSU Award Details

•	The grant date of this award is March 1, 2022.

•	The award will vest 25% annually at the end of February for the next four years.

Award Details

This is not a taxable event until your shares have vested. Vested shares, less tax shares, will be released to you immediately.

As we do each year, we used two share prices (or haircut prices) to calculate the number of shares you received based on the closing price of the TEGNA stock as of February 28, 2022.

In addition, please be aware of the following important information regarding how your 2022 PSUs and 2022 RSUs would be treated in connection with the anticipated acquisition of TEGNA:

•	The 2022 PSU grant will fully vest and be paid at the earlier of the closing and the regularly scheduled payment date.

•	The 2022 RSU grant will fully vest and be paid the earlier of the closing and the regularly scheduled payment date.

PSU and RSU awards that are outstanding at the closing will be settled for cash based on the purchase price of $24 per share.

For all unvested PSU and RSU awards, the vesting and payment described above is subject to your continued active employment through the applicable payment date.

Access Your Award

Visit Fidelity NetBenefits or access the single sign-on link on the TEGNA Okta page to view and accept your awards. To accept PSUs and RSUs on the desktop, select “Quick Links” under “TEGNA Performance” or “TEGNA Restricted Unit” and navigate to “Grant Review and Acceptance” and click on “Start” and follow the instructions. On mobile, select “TEGNA Performance” or “TEGNA Restricted Unit” and navigate to “2022 PSU” or “2022 RSU” and select “Begin Acceptance” and click on “Start” and follow the instructions. Please make sure you view and accept awards for both PSUs and RSUs. The value of these new awards will be reflected in your outstanding total once you accept these new awards.

If you have any questions regarding the awards, please contact Steve Silberglied, Compensation Manager, at SSilbergli@tegna.com.

If you run into any problems with your account login, please contact Fidelity at (800) 544-9354.

Thank you,

TEGNA Human Resources

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities

Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties to the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties to the proposed transaction, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties to the proposed transaction, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.

Dear Colleague,

Congratulations on receiving a 2022 Restricted Stock Unit (RSU) Equity Award. This award recognizes the important contributions you make in helping TEGNA reach our long-term goals and create value for our shareholders and all stakeholders.

2022 Award Details

•	The grant date of this award is March 1, 2022.

•	The award will vest 25% annually at the end of February for the next four years.

•	This is not a taxable event until your shares have vested. Vested shares, less tax shares, will be released to you immediately.

•	As we do each year, we used an adjusted share price (or haircut price) to calculate the number of shares you received.

In addition, please be aware of the following important information regarding how your RSUs would be treated in connection with the anticipated acquisition of TEGNA:

•	This grant will fully vest and be paid the earlier of the closing and the regularly scheduled payment date.

RSU awards that are outstanding at the closing will be settled for cash based on the purchase price of $24 per share.

For all unvested RSU awards, the vesting and payment described above is subject to your continued active employment through the applicable payment date.

Access Your Award

Visit Fidelity NetBenefits or access the single sign-on link on the TEGNA Okta page to view and accept your awards. To accept RSUs on the desktop, select “Quick Links” under “TEGNA Restricted Unit” and navigate to “Grant Review and Acceptance” and click “Start” and follow the instructions. On mobile, select “TEGNA Restricted Unit” and navigate to “2022 RSU” and select “Begin Acceptance” and click “Start” and follow the instructions. The value of these new awards will be reflected in your outstanding total once you accept these new awards.

If you have any questions regarding the award, please contact Steve Silberglied, Compensation Manager, at SSilbergli@tegna.com.

If you run into any problems with your account login, please contact Fidelity at (800) 544-9354.

Thank you,

TEGNA Human Resources

Cautionary Statement Regarding Forward-Looking Statements

This communication includes forward-looking statements within the meaning of the “safe harbor” provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are based on a number of assumptions about future events and are subject to various risks, uncertainties and other factors that may cause actual results to differ materially from the views, beliefs, projections and estimates expressed in such statements. These risks, uncertainties and other factors include, but are not limited to, those discussed under “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021, and the following: (1) the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction and the related transactions involving the parties to the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, (2) risks related to the satisfaction of the conditions to closing the proposed transaction (including the failure to obtain necessary regulatory approvals or the approval of the Company’s stockholders), and the related transactions involving the parties to the proposed transaction, in the anticipated timeframe or at all, (3) the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of the Company’s common stock, (4) disruption from the proposed transaction making it more difficult to maintain business and operational relationships, including retaining and hiring key personnel and maintaining relationships with the Company’s customers, vendors and others with whom it does business, (5) the occurrence of any event, change or other circumstances that could give rise to the termination of the merger agreement entered into pursuant to the proposed transaction or of the transactions involving the parties to the proposed transaction, (6) risks related to disruption of management’s attention from the Company’s ongoing business operations due to the proposed transaction, (7) significant transaction costs, (8) the risk of litigation and/or regulatory actions related to the proposed transaction or unfavorable results from currently pending litigation and proceedings or litigation and proceedings that could arise in the future, (9) other business effects, including the effects of industry, market, economic, political or regulatory conditions, (10) information technology system failures, data security breaches, data privacy compliance, network disruptions, and cybersecurity, malware or ransomware attacks, and (11) changes resulting from the COVID-19 pandemic, which could exacerbate any of the risks described above.

Readers are cautioned not to place undue reliance on forward-looking statements made by or on behalf of the Company. Each such statement speaks only as of the day it was made. The Company undertakes no obligation to update or to revise any forward-looking statements. The factors described above cannot be controlled by the Company. When used in this communication, the words “believes,” “estimates,” “plans,” “expects,” “should,” “could,” “outlook,” and “anticipates” and similar expressions as they relate to the Company or its management are intended to identify forward looking statements. Forward-looking statements in this communication may include, without limitation: statements about the potential benefits of the proposed acquisition, anticipated growth rates, the Company’s plans, objectives, expectations, and the anticipated timing of closing the proposed transaction.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A. The Company will mail to its stockholders a definitive proxy statement in connection with the proposed transaction. THE COMPANY URGES YOU TO READ THE DEFINITIVE PROXY STATEMENT AND OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC CAREFULLY AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors will be able to obtain a free copy of the proxy statement and other related documents (when available) filed by the Company with the SEC at the website maintained by the SEC at www.sec.gov. Investors also will be able to obtain a free copy of the proxy statement and other documents (when available) filed by the Company with the SEC by accessing the Investors section of the Company’s website at http://tegna.com.

Participants in the Solicitation

The Company and certain of its directors, executive officers and employees may be considered to be participants in the solicitation of proxies from the Company’s stockholders in connection with the proposed transaction. Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of the Company in connection with the proposed transaction, including a description of their respective direct or indirect interests, by security holdings or otherwise, will be included in the proxy statement when it is filed with the SEC. You may also find additional information about the Company’s directors and executive officers in the Company’s definitive proxy statement for its 2021 annual meeting of stockholders, which was filed with the SEC on March 26, 2021 and in subsequently filed Current Reports on Form 8-K, Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. You can obtain free copies of these documents from the Company using the contact information above.